Exhibit 99.2

EMPLOYMENT AGREEMENT

THIS EMPLOYMENT AGREEMENT is made as of this      day of January, 2005, by and between RLI Acquisition Sub, LLC, a Delaware limited liability company (the “Company”), and                      (“Executive”).

WHEREAS, pursuant to the terms of an Agreement and Plan of Merger and Reorganization dated as of January     , 2005 (the “Merger Agreement”), by and among Renaissance Learning, Inc., a Wisconsin corporation (“Parent”), the Company, a wholly owned subsidiary of Parent, RLI Acquisition Corp., Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), and AlphaSmart, Inc., a Delaware corporation (the “Seller”), as of the Effective Time (as defined in the Merger Agreement), Merger Sub will merge with and into the Seller (the “Step One Merger”), followed by the merger of the Seller, as the surviving corporation of the Step One Merger, with and into the Company (the “Step Two Merger,” and together with the Step One Merger, the “Mergers”), with the Company being the ultimate surviving entity in the Mergers;

WHEREAS, Executive is a significant stockholder of the Seller and as a result of the Mergers, will be entitled to a proportionate share of the total consideration issued in the Mergers;

WHEREAS, Executive has been a key employee of the Seller and the Company desires to continue to employ Executive following the Mergers, and Executive desires to serve as an employee of the Company; and

WHEREAS, Parent has required Executive to be employed by the Company on the terms set forth herein as a material inducement and consideration to Parent to enter into the Merger Agreement; and

WHEREAS, Executive is entering into this Employment Agreement to provide Parent with a significant inducement to consummate the Mergers.

NOW, THEREFORE, the Company and Executive, in consideration of the mutual promises hereinafter set forth, do hereby promise and agree as follows:

ARTICLE I

General Terms of Employment

1.1 General Duties. During the term hereof, the Company shall employ Executive and Executive shall serve the Company in the capacity of                      or in such other capacity as Executive and the Company may hereafter agree. In such capacity, Executive shall have such responsibilities for                      as are commensurate with such position and as may from time to time be assigned to Executive by the CEO of the Company consistent with such position.

1.2 Executive Shall Serve Company Exclusively. During Executive’s employment hereunder, Executive shall devote his best efforts and such of his business time, attention, skill and efforts to the business and affairs of the Company as requested by the Company and shall not, without the prior approval of the Company’s CEO, directly or indirectly, engage in or provide advice or assistance to any other business enterprise; provided, however, that Executive may (i) serve in any capacity with any civic, educational or charitable organization, and (ii) participate in businesses relating to the operation or management of personal and commercial property in a passive or non-material capacity, without, in either case, prior approval of the Company’s CEO, provided such activities do not significantly interfere with Executive’s duties and responsibilities hereunder; and provided, further that Executive may serve as a member of corporate boards of directors or committees thereof, but only with the prior approval of the Company’s CEO, which approval will not be unreasonably withheld.

C-1

ARTICLE II

Compensation, Expenses and Benefits

2.1 Salary. The Company shall pay Executive a salary of Two-Hundred Thousand Dollars ($200,000) per year prorated accordingly, payable in accordance with the Company’s usual payroll practices. Executive’s salary shall be subject to annual review and adjustment by the CEO of the Company, in his sole discretion.

2.2 Cash Bonus Opportunity. In addition to salary, Executive shall be eligible to receive an annual cash bonus, as described and subject to the conditions set forth in Exhibit A hereto.

2.3 Expenses. During the term of Executive’s employment hereunder, the Company shall pay or reimburse Executive, in accordance with the Company’s reimbursement policies in effect from time to time, for all reasonable transportation, meal, lodging and other out-of-pocket expenses incurred by him in the course of performing his duties on behalf of the Company. Executive shall keep accurate records and receipts of such expenditures and shall submit such records and receipts in accordance with the expense account or reimbursement polices that the Company may establish for its employees generally.

2.4 Other Benefits. In addition to the benefits expressly set forth herein, Executive shall also be entitled during the term hereof to receive such other fringe benefits and to participate in such benefit programs as the Company may from time to time determine to make available to similarly situated employees and employees generally. Executive acknowledges that he shall have no vested rights under any such benefit programs except as expressly provided by the terms thereof and that such programs may be terminated or enhanced at any time without obligation to Executive.

ARTICLE III

Term and Termination of Employment

3.1 Term. Unless otherwise terminated as provided in Section 3.2, Executive’s employment hereunder shall commence as of the closing date of the Mergers and shall continue for a period of two (2) years (the “Term”). Notwithstanding this Section 3.1, both the Company and Executive may, at any time, terminate Executive’s employment forthwith prior to the expiration of the Term upon thirty (30) days prior written notice to the other party.

3.2 Causes for Termination. Notwithstanding the term set forth in Section 3.1, Executive’s employment under this Agreement shall terminate upon the occurrence of any of the following events:

3.2.1 Upon Executive’s death.

3.2.2 Subject to applicable law, upon notice to Executive by the Company in the event of Executive’s disability. For purposes hereof, Executive shall be considered to be disabled if he has been, or if it is apparent to a reasonable degree of medical certainty that he will be, unable to perform the regular duties of his employment hereunder for a continuous period of ninety (90) days by reason of physical or mental illness or incapacity. If there is any dispute as to whether Executive is or was disabled, such question shall be submitted to a licensed physician reasonably designated by the Company and reasonably acceptable to Executive, and the determination of such physician shall be conclusive. Executive shall submit to such examinations and provide such information as any such physician may reasonably request.

3.2.3 Upon notice to Executive by the Company if Executive shall commit any act or omission constituting Cause (as defined below) for the termination of his employment. For purposes hereof, the Company shall be deemed to have “Cause” for the termination of Executive’s employment if Executive should (i) materially breach any material provision of this Agreement and fail to cure such breach within ten (10) days after written notice to Executive from the Company, (ii) commit any material act of dishonesty or disloyalty involving the Company that has a material detrimental effect on the Company’s reputation or business, (iii) commit gross negligence, misconduct or any violation of law in the performance of Executive’s duties for the Company, which is injurious to the Company, (iv) use alcohol or drugs in a manner that has a material adverse effect upon the performance of his duties for the Company, or (v) plead no contest or be convicted of a felony crime or crime involving moral turpitude which, in the reasonable judgment of the Company, is likely to have a material detrimental effect on the reputation or business of the Company and/or its Affiliates (as defined in Section 6.3).

3.2.4 Upon Executive’s resignation for Good Reason. For purposes hereof, Executive will be deemed to have resigned for “Good Reason” following his voluntarily resignation on or following (i) a significant reduction of Executive’s duties, position or responsibilities, or the removal of Executive from such position and responsibilities, unless Executive is provided with a comparable position (i.e., a position of equal or greater organizational level, duties, authority, compensation and status), (ii) a reduction by the Company in Executive’s annual salary or (iii) the relocation of Executive to a facility or a location more than twenty-five (25) miles from Executive’s then present location.

3.2.5 Upon the Company’s termination of Executive without Cause or Executive’s voluntary resignation without Good Reason.

3.3 Consequences of Termination. In the event of termination of Executive’s employment with the Company because of Executive’s death or disability, or in the event (notwithstanding Section 3.1, hereof) Executive is terminated by the Company without Cause, the Company shall be obligated to (i) continue to pay to Executive (or his estate) his salary that otherwise would have been payable hereunder through the end of the Term, payable in accordance with the Company’s usual payroll practices, and (ii) reimburse Executive for COBRA continuation coverage premiums to continue medical benefits for Executive and Executive’s eligible dependents through the end of the Term (but, if further limited by applicable law, the maximum permissible period) or, if earlier, until Executive becomes eligible for substantially similar benefits from another employer. In the event Executive’s employment with the Company is terminated by Executive without Good Reason or the Company terminates Executive’s employment for Cause (notwithstanding Section 3.1, hereof), the Company’s sole obligation shall be to pay to Executive all accrued but unpaid vacation, expense reimbursements, salary and other benefits due Executive under any Company or Parent provided plans, policies and arrangements.

3.4 Benefits. In addition to any other payments set forth in this Article III to which Executive may be entitled upon termination of his employment, Executive shall also be entitled to receive or exercise upon or following the termination of his employment any payments, benefits or rights due or exercisable by him under any life or disability insurance policies, or other benefit programs or incentive compensation plans established by the Company and in which Executive is a participant at the time of his termination in accordance with the terms of such plans.

ARTICLE IV

Confidentiality

Simultaneously with the execution hereof, Executive shall execute and deliver to the Company a Confidentiality Agreement in the form attached as Exhibit B hereto, the terms of which are hereby incorporated by reference.

ARTICLE V

Business Ideas; Non-Solicitation; Non-Disparagement

5.1 Assignment of Business Ideas. Simultaneously with the execution hereof, Executive shall execute and deliver to the Company a Business Ideas Agreement in the form attached as Exhibit C hereto, the terms of which are hereby incorporated by reference.

5.2 No Solicitation of Employees. During the period of Executive’s employment hereunder and for a period of eighteen (18) months after Executive’s termination of employment with the Company, Executive shall not induce, or attempt to induce, any employee of or consultant engaged by the Company or any of its Affiliates to leave the employ of the Company or any of its Affiliates.

5.3 Non-Disparagement. Executive agrees not to willingly or knowingly take any action which could be reasonably viewed as disparaging the reputation of the Company and/or its Affiliates, their respective businesses or their respective past and present officers, directors, shareholders and employees. Likewise, the Company agrees not to willingly or knowingly take any action which could be reasonably viewed as disparaging the reputation of Executive.

ARTICLE VI

Miscellaneous

6.1 Governing Law. The parties hereto agree that all terms and conditions of this Agreement shall be governed by, construed and enforced in accordance with the laws of the State of California, without giving effect to any choice of law or conflict provision or rule that would cause the application of the laws of any other jurisdiction.

6.2 Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given when hand delivered, including, without limitation, by courier or overnight delivery service, or when sent by facsimile (transmission confirmed), or five (5) days after being mailed, certified or registered mail, with postage prepaid addressed to the parties at their respective addresses set forth opposite the signatures hereto or to such changed address as either party shall designate by proper notice to the other.

6.3 Definition of Affiliate. As used in this Agreement, an “Affiliate” of the Company shall mean a parent, subsidiary, brother or sister corporation or other corporation or entity which controls the Company or which the Company controls or which is under common control with the Company. For purposes hereof, “control” means, in the case of a corporation, direct or indirect ownership of more than fifty percent (50%) of the interest entitled to a vote for a majority of the Board of Directors or equivalent body or, in the case of a partnership, limited liability company or other entity, direct or indirect ownership of the right to receive more than fifty percent (50%) of the profits thereof.

6.4 Headings. The headings to Articles and Sections of this Agreement are for reference only and shall not be used in construing the provisions hereof or otherwise affect the meaning hereof.

6.5 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be an original but all of which shall constitute but one and the same agreement and shall become binding upon the parties when each party hereto has executed one or more counterparts.

6.6 Entire Agreement. This Agreement, including the Exhibits hereto, embodies the entire agreement and understanding among the parties hereto and supersedes all prior agreements and understandings related to the subject matter hereof. There are no representations, warranties, covenants, promises or agreements on the part of either party hereto to the other party hereto which are not explicitly set forth herein.

6.7 Modifications; Waivers. Any modification or amendment of or with respect to any provision of this Agreement shall not be effective unless it shall be in writing and signed by the parties hereto, and shall designate specifically the terms and provisions so modified. Any waiver of or with respect to any provision of this Agreement shall not be effective unless it shall be in writing and signed by the party against whom it is sought to be enforced.

6.8 Benefit; Assignment. The Company may not assign this Agreement without the written consent of Executive, except that the Company may assign its rights and obligations hereunder to any Affiliate and except that, if the Company shall merge or consolidate with or into, or transfer substantially all of its assets, including goodwill, to another corporation or other form of business organization, this Agreement shall be binding upon and inure to the benefit of the successor corporation in such merger, consolidation or transfer. Executive may not assign, pledge or encumber any interest in this Agreement or any part thereof without the prior written consent of the Company.

6.9 Withholding Taxes. The Company shall deduct from all payments to Executive under this Agreement any federal or state withholding or other taxes or charges which the Company is from time to time required to deduct under applicable law, and all amounts payable to Executive hereunder are stated herein before any such deductions.

6.10 Severability. If any court of competent jurisdiction determines that any provision of this Agreement is invalid or unenforceable, then such invalidity or unenforceability shall have no effect on the other provisions hereof, which shall remain valid, binding and enforceable and in full force and effect, and such invalid or unenforceable provision shall, to the extent allowed by law, be construed in a manner so as to give the maximum valid and enforceable effect to the intent of the parties expressed therein.

6.11 Indemnification Agreement. Executive acknowledges and agrees that the indemnification agreement between Executive and the Seller dated October 31, 2003 will be amended upon effectiveness of this Agreement to apply only to Claims (as such term is defined in such indemnification agreement) that relate to acts or omissions (or alleged acts or omissions) that occurred (or allegedly occurred) prior to the effective time of the Mergers.

6.12 Effectiveness. For avoidance of doubt, although this Agreement is binding as of the date hereof, its provisions do not become effective unless and until the Mergers are consummated. If the Merger Agreement terminates for any reason other than the consummation of the Mergers pursuant to its terms, this Agreement shall automatically terminate and be of no further force and effect.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

COMPANY:

Address for Notice:	RLI ACQUISITION SUB, LLC

RLI Acquisition Sub, LLC 2911 Peach Street P.O. Box 8036 Wisconsin Rapids, Wisconsin 54495 Fax: (715) 424-3414
By:
John R. Hickey, President

Address for Notice:	EXECUTIVE:

Fax:

SIGNATURE PAGE TO EMPLOYMENT AGREEMENT